UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

AMERICAN EAGLE ENERGY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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American Eagle Energy Corporation

2549 W. Main Street, Suite 202

Littleton, Colorado 80120

Telephone: (330) 558-2600

November 5, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of American Eagle Energy Corporation (the “Company”), which will be held on Friday, December 5, 2014, at 10 a.m., Mountain Standard Time, at the Company’s offices located at 2549 W. Main Street, Suite 202, Littleton, Colorado 80120.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

The Company has enclosed a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 with this Notice of Annual Meeting of Stockholders and Proxy Statement. If you would like another copy of the 2013 Annual Report, please email ir@amzgcorp.com or visit the Company’s website at www.americaneagleenergy.com.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares via telephone, over the Internet, or sign and date the enclosed proxy card and promptly return it to us in the enclosed postage-paid envelope. If you sign and return your proxy card without specifying your votes, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

Sincerely,

/s/ Bradley M. Colby

Bradley M. Colby

President and Chief Executive Officer

American Eagle Energy Corporation

2549 W. Main Street, Suite 202

Littleton, Colorado 80120

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 5, 2014

The Annual Meeting of Stockholders of American Eagle Energy Corporation., a Nevada corporation, will be held on Friday, December 5, 2014, at 10 a.m., Mountain Standard Time, at the Company’s offices located at 2549 W. Main Street, Suite 202, Littleton, Colorado 80120, for the following purposes:

1.	To elect six directors;

2.	To ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To approve the American Eagle Energy Corporation 2013 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 20, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Laura Peterson

Laura Peterson

Secretary

November 5, 2014

Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote in person if they so desire. In addition, registered stockholders can cast their vote electronically at http://www.hivedms.com/AEE.

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on DECEMBER 5, 2014: This Proxy Statement, proxy card, and the Company’s Annual Report on Form 10-K are also available, free of charge, at http://www.hivedms.com/AEE.

AMERICAN EAGLE ENERGY CORPORATION

2549 W. Main Street, Suite 202

Littleton, Colorado 80120

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of American Eagle Energy Corporation, a Nevada corporation (the “Company”), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on December 5, 2014 (the “Annual Meeting”). This Proxy Statement and the related proxy card and Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are being mailed or made available via the Internet to stockholders commencing on or about November 5, 2014.

PROXIES AND VOTING

Stockholders of record of the Company at the close of business on October 20, 2014 (the “Record Date”) will be entitled to vote at the Annual Meeting. On that date, 30,448,714 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) were outstanding and entitled to vote. Each share of Common Stock is entitled to one vote at the meeting.

Voting

If the enclosed proxy card is executed and returned, the shares represented by it will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Returning your completed proxy card will not prevent you from voting in person at the Annual Meeting should you be present and desire to do so. If your shares are registered directly in your name with the Company’s transfer agent, Interwest Transfer Company, Inc., you are considered the stockholder of record with respect to those shares and you may cast your vote in person at the meeting or by any one of the following ways:

By Telephone: You may call the toll-free number indicated on your proxy card. Follow the simple instructions and use the personalized control number specified on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, and returned a proxy card.

Over the Internet: You may visit the website indicated on your proxy card. Follow the simple instructions and use the personalized control number specified on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, and returned a proxy card.

By Mail: You may mark, sign, and date the enclosed proxy card and return it in the postage-paid envelope provided.

If your shares of Common Stock are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you request printed copies of these proxy materials by mail, you will receive a voting instruction form.

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Proxy Revocation

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (i) delivering to the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy card relating to the same shares and presenting it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the Company’s Secretary at the Company’s principal executive offices, the address of which is noted on the Notice of Annual Meeting, or hand delivered to the Secretary of the Company, in either case before the taking of the vote at the Annual Meeting.

Quorum

The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the Annual Meeting. The inspectors of election appointed for the Annual Meeting will determine whether a quorum is present. Broker non-votes will be considered “present” for purposes of determining whether a quorum has been achieved at the Annual Meeting. Shares that abstain from voting on any proposal and “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. For purposes of determining the outcome of any matter as to which a broker (or other nominee) has not received instructions, and for which it does not have discretionary voting authority, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for purposes of determining whether a quorum exists and may be entitled to vote on other matters). For proposals that require a majority of votes outstanding to pass, these shares will be treated as voted “against” such proposal.

Required Votes

The nominees for Director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy will be elected. Consequently, any shares of Common Stock present in person or by proxy at the Annual Meeting, but not voted for any reason, have no impact in the election of Directors. Stockholders have no right to cumulative voting as to any matter, including the election of Directors.

Regarding the proposal to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 and the proposal to approve the American Eagle Energy Corporation 2013 Equity Incentive Plan, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for approval. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be considered shares present and entitled to vote on the proposal and will not have a positive or negative effect on the outcome of this proposal.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will consider the election of three Directors for terms ending at the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified. The following pages contains information about the Company’s Directors, including the nominees for re-election, the Director whose term expires at this meeting and will not stand for re-election and an individual not yet a Director who has been nominated for election to our Board.

The current terms of office for Messrs. Anderson, Colby, Findley, Rumler and Whyte will expire on the day of the Annual Meeting (as soon as they or their successors are elected). Our Board has nominated each of these incumbents for re-election at the Annual Meeting to hold office until the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified. In addition, our Board has nominated Bruce Poignant for election at this Annual Meeting. Mr. Calerich, whose term expires on the day of the Annual Meeting, will not stand for re-election.

If any nominee becomes unavailable for any reason before the election, which event is not anticipated, the proxies will be voted for the election of such other person as a Director as our Board may recommend.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR DIRECTORS

Following is information about the six Directors nominated for election or re-election, as applicable, as this Annual Meeting:

Name	Director Since	Age	Position(s)
John Anderson	2005	50	Director
Bradley M. Colby	2005	58	Director
Richard Findley	2011	63	Director (Chairman of the Board)
Paul E. Rumler	2007	61	Director
James N. Whyte	2014	56	Director
Bruce Poignant	--	51	Director

John Anderson – Mr. Anderson was appointed as one of our directors on November 4, 2005.  From December 1994 to the present, he has served as President of Purplefish Capital Ltd., a personal consulting and investing company primarily involved in capital raising for private and public companies in North America, Europe, and Asia.  Mr. Anderson was the founder and General Partner of Aquastone Capital Partners LLC, a New York-based private gold and special situations fund, which successfully operated from 2006-2009.  He serves as a director for the following publicly traded natural resources companies with operations around the world:

•	Cadan Resources Corp. (TSX – Venture Exchange), a gold and copper producing company operating in the Philippines – director since February 2007, becoming the Chairman of the Board in January 2010 and serving as its Executive Chairman in from October 2010 through May 2013, after all permits were granted and construction was completed.

•	Dawson Gold Corporation (TSX – Venture Exchange), a mineral exploration company – director since March 2008.

•	Huakan International Mining, Inc. (TSX – Venture Exchange), a gold and exploration company in British Columbia, Canada and Washington State – director from June 2010 through April 2013.

•	Northern Freegold Resources Ltd. (TSX – Venture Exchange), a gold exploration and development company in Yukon, Canada – director since January 2010. Appointed Chairman in 2012.

•	Sona Resource Corp. (TSX – Venture Exchange), a mine development company – director since June 2006.

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☐	Huakan International Mining, Inc. (TSX – Venture Exchange), a gold and exploration company in British Columbia, Canada and Washington State – director from June 2010 through April 2013.

☐	Northern Freegold Resources Ltd. (TSX – Venture Exchange), a gold exploration and development company in Yukon, Canada – director since January 2010. Appointed Chairman in 2012.

☐	Sona Resource Corp. (TSX – Venture Exchange), a mine development company – director since June 2006.

☐	Strategic Resources Ltd. (Other OTC), a Nevada company in the business of exploring, acquiring and developing advanced precious metals and base metal properties – President, Chief Executive Officer, Secretary and Treasurer and a director since May 2004.

☐	Wescorp Energy, Inc. (OTC Bulletin Board), an oil and gas operations solution and engineering company – director between October 2001 and May 2009, Secretary and Treasurer from April 2003 to May 2009 and President and Chief Executive Officer between March 2003 and May 2004.

We believe Mr. Anderson’s qualifications to serve on our Board include his leadership roles in various businesses and knowledge and experience gained from serving on the boards of various public companies.

Bradley M. Colby – Mr. Colby was appointed as our President, Chief Executive Officer, and Treasurer and as one of our directors on November 4, 2005. From November 2010 until January 1, 2012, he also served as our Chief Financial and Accounting Officer. For the four years prior to joining us, Mr. Colby was a principal at Westport Petroleum, Inc., where he bought and sold producing properties for his own account. Mr. Colby received a BS in Business-Minerals Land Management from the University of Colorado in 1979 and studied petroleum engineering at the Colorado School of Mines. We believe Mr. Colby’s qualifications to serve on our Board include his extensive understanding of the Company’s business and his education and experience in the energy industry.

Richard (“Dick”) Findley – Mr. Findley was appointed as our Chairman of the Board of Directors immediately following the closing of the consummation of our merger with American Eagle Energy Inc. (“AEE Inc.”) in December 2011 (the “2011 Merger”). Prior to the closing of the 2011 Merger and since December 14, 2009, he served as the President, Secretary, Treasurer, and sole director of AEE Inc. Mr. Findley is a geologist engaged in exploration for oil and gas. His 39-year career began in February 1975 with Tenneco Oil Company, located in Denver, Colorado, and continued with Patrick Petroleum, located in Billings, Montana, in January 1978. Mr. Findley formed Prospector Oil, Inc. in September 1983 to build an independent company working within the Williston Basin and Northern Rockies. He served as Chairman of the Board for Ryland, a company engaged in Bakken exploitation in Saskatchewan and North Dakota, from June 2007 until November 2007 and he served as a board member for RPT Uranium Inc. from July 2008 until June 2009. From October 19, 2010 to March 12, 2012, Mr. Findley served as an Executive Director of Passport, a Canadian resources company traded on the Canadian National Stock Exchange.

Mr. Findley has been credited with the discovery of Elm Coulee Field, which has been ranked as the 23rd largest oil field in terms of liquid proved reserves in the United States and is also the analogy for the Bakken Play in Montana, North Dakota, and Canada. His story has been featured in the Wall Street Journal and the Canadian National Post, as well as other international papers in Italy and the Netherlands. He has also been the subject in oil and gas trade journals, including the American Oil and Gas Reporter, Petroleum Intelligence Weekly, and the AAPG Explorer magazine.

Mr. Findley holds a BS (1973) and an MS (1975) from Texas A&M University. He was awarded a Tenneco Fellowship Grant from 1973 to 1975 and received a best paper award – Third Place, Gulf Coast Association of Geological Societies in 1973. He also received the Michel T. Halbouty Fellowship in 1974. In December 2006, Texas A&M awarded him the Michel Halbouty Medal for distinguished achievement in geosciences and earth resources exploration development and conservation following the discovery of Elm Coulee. Mr. Findley has been a member of the American Association of Petroleum Geologists since 1974 and received its “Outstanding Explorer Award” in 2006 for his discovery of Elm Coulee Field. We believe Mr. Findley’s qualifications to serve on our Board include his expertise in the energy field and his service as a director and an executive for several businesses.

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Paul E. Rumler – Mr. Rumler was appointed as one of our directors on July 26, 2007, and was our corporate Secretary between October 22, 2007 and October 31, 2014. Mr. Rumler also served as the sole member of our Special Committee that reviewed and evaluated the transactions that ultimately became the 2011 Merger. For more than the preceding five years, Mr. Rumler has been the principal stockholder and the managing stockholder at Rumler Tarbox Lyden Law Corporation, PC, in Denver, Colorado. He is a business attorney, whose areas of practice include general corporate and business planning matters and mergers and acquisitions, primarily in the closely held market place. Mr. Rumler is also a stockholder and a member of the board of directors of Stargate International, Inc., a manufacturer located in the Denver, Colorado, metropolitan area. We believe Mr. Rumler’s qualifications to serve on our Board include his experience with corporate legal matters and his years of leadership with the Company.

James N. Whyte – Mr. Whyte has served as Executive Vice President of Human Resources and Risk Management of Intrepid Potash, Inc., a public company whose common stock is listed on the NYSE, since December 2007. Prior to that time, Mr. Whyte served as the Vice President of Human Resources and Risk Management for Intrepid Mining LLC, a wholly-owned subsidiary of Intrepid Potash, Inc., since May 2004. Prior to joining Intrepid Potash, Inc., he spent 17 years in the property and casualty insurance industry, including roles with Marsh and McLennan, Incorporated, American Re-Insurance, and a private insurance brokerage firm that he founded. We believe Mr. Whyte’s qualifications to serve on our Board include his experience in senior management positions and his extensive knowledge base related to human resources and risk management activities.

Bruce Poignant – Mr. Poignant has served in a variety of positions at the New York Stock Exchange (the “NYSE”), most recently, through August of 2014, as Managing Director in the NYSE’s Capital Markets Group. Prior to the NYSE’s 2008 acquisition of the American Stock Exchange (the “Amex”), Mr. Poignant served, among other positions, as a Vice President of the Amex. Since leaving the NYSE, he has been a senior consultant to Donohoe Advisory Associates LLC, principally focused on assisting reporting issuers with the listing processes for a primary stock exchange. During more than 20 years at the NYSE and the Amex, Mr. Poignant worked with listed and prospectively listed companies with regulatory and compliance issues, including their ongoing disclosure compliance and corporate governance issues, as well as assisting numerous companies, both public and private, with their IPO readiness and navigation through the exchange’s original listing process. Working closely with the regulatory arms of the NYSE and, before that, the Amex, he would counsel companies on compliance with listing standards and the applicability of standards, processes, and timelines. Prior to his more than two decades at the NYSE and the Amex, Mr. Poignant spent three years at Dean Witter Reynolds in its operations and retail units. Mr. Poignant received a BS in the School of Education & Human Services from Montclair State University in 1986 and a Masters in Public Administration from the Dyson School at Pace University in 2002. We believe Mr. Poignant’s qualifications to serve on our Board include his extensive experience with listed companies’ regulatory and compliance issues, including financial reporting and ongoing disclosure compliance and corporate governance issues.

DIRECTOR NOT STANDING FOR RE-ELECTION

Mr. Calerich’s term of office expires on the day of the Annual Meeting and he will not stand for re-election.

Andrew P. Calerich – Mr. Calerich, 49, was appointed as one of our directors on February 21, 2012. He held various positions, including president, chief financial officer, and director, of American Oil & Gas Inc. from July 2003 until its merger into Hess Bakken Investments I Corporation (a wholly-owned subsidiary of Hess Corporation) in December 2010. Prior to the merger, American Oil & Gas Inc. was a publicly traded independent oil and gas exploration and production company that was engaged in the acquisition of oil and gas mineral leases and the exploration and development of crude oil and natural gas reserves and production, most recently in the Williston Basin of North Dakota and Montana. Since the merger, he has been on sabbatical from full-time employment. During his 20-year professional career, Mr. Calerich has served public companies engaged in upstream oil and gas businesses in a variety of capacities, most recently (January 2011) becoming an independent director for Earthstone Energy, Inc., a Delaware corporation, whose common stock is listed on the NYSE MKT. Earthstone is primarily engaged in the exploration, development, and production of oil and natural gas properties, whose operating activities are concentrated in the North Dakota and Montana portions of the Williston basin and the southern portions of Texas. Mr. Calerich holds an inactive Certified Public Accountant license and earned BS degrees in both Accounting and Business Administration at Regis College, in Denver. We believe Mr. Calerich’s qualifications to serve on our Board include his extensive industry experience and accounting background.

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

Director Independence

Our Board reviews the independence of each Director at least annually. During these reviews, the Board will consider transactions and relationships between each Director (and his immediate family and affiliates) and the Company and our management to determine whether any such transactions or relationships are inconsistent with a determination that the Director was independent. The Board determined that Messrs. Anderson, Calerich and Whyte are independent directors. The determination of independence of directors has been made using the definition of “independent director” contained in Section 803A of the NYSE MKT LLC Company Guide.

Board Meetings

Our Board held 11 formal meetings during the year ended December 31, 2013, at which each then-elected Director was present. All other proceedings of our Board were conducted by resolutions consented to in writing by all of the Directors and filed with the minutes of the proceedings of our Board.

Attendance at Annual Meeting

Although the Company does not have a policy with respect to attendance by members of our Board at its annual meeting of stockholders, Directors are encouraged to attend.

Committees

Following consummation of the 2011 Merger, our Board established three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee. Messrs. Anderson, Calerich, and Whyte, each of whom qualifies as an “independent director” within the meaning of Section 803A of the NYSE MKT Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), served on the Audit Committee throughout 2013. The Audit Committee is responsible for oversight of the integrity of the Company’s financial statements, the selection and retention of our independent registered public accounting firm, review of the scope of their audit function, and review of the audit reports rendered by them. The Audit Committee is not responsible for conducting audits, preparing financial statements, or the accuracy of any financial statements or filings, all of which remain the responsibility of management and our independent registered public accounting firm. Effective October 10, 2014, our Board designated Mr. Anderson as the Audit Committee’s Chairman and named financial expert as defined in Section 407 of the Sarbanes-Oxley Act and the Security and Exchange Commission rules under that statute. Prior to that date, Mr. Calerich served in that role from the inception of the Audit Committee. The charter of the Audit Committee may be found on our website (www.americaneagleenergy.com). The Audit Committee held 5 meetings during 2013.

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Compensation Committee.  Messrs. Anderson, Calerich, and Rumler served on the Compensation Committee during 2013. On November 4, 2014, our Board elected James N. Whyte as Chairman of the Compensation Committee given his experience and extensive knowledge base related to human resources and risk management.  Messrs. Rumler (the committee’s former Chairman) and Anderson will remain the other two members of the Compensation Committee, as Mr. Calerich steps down. The Compensation Committee is responsible for reviewing and approving our goals and objectives relevant to compensation, evaluating the performance of our senior executive officers (including our Chief Executive Officer) with respect to such goals and objectives, approving the compensation of our senior executive officers (including our Chief Executive Officer), and overseeing our compensation and benefits policies.  The charter of the Compensation Committee may be found on our website (www.americaneagleenergy.com).  As noted in his biography above, Mr. Rumler has been our corporate secretary (until October 31, 2014) and one of our directors since 2007.  He became a member of the Compensation Committee upon its formation in 2011.  For NYSE MKT purposes, Mr. Rumler’s prior service as our corporate secretary may preclude a determination that his status is as an “independent director.”  As part of our listing application process with the NYSE MKT, we utilized certain exemptions that permitted Mr. Rumler to serve on such Committee until November 20, 2015 (two years from the date of our listing).  That exemption requires us to disclose that our Board determined that our best interests and those of our stockholders require Mr. Rumler’s membership on the Compensation Committee.  In that context, we believe that his perspective and historical knowledge of our operations and the enhancement of our economic value brought about through the efforts of management, as we continue to mature as an enterprise, warrant his membership on this Committee during such two-year period.  The Compensation Committee held 1 meeting during 2013.

Nominating and Corporate Governance Committee. Messrs. Anderson, Calerich, and Rumler served on the Nominating and Corporate Governance Committee throughout 2013. The Nominating and Corporate Governance Committee is responsible for recommending corporate governance principles and a code of conduct and ethics to our Board, overseeing adherence to the corporate governance principles adopted by our Board, recommending policies for compensation of Directors, recommending criteria and qualifications for new Directors, and recommending individuals to be nominated as Directors and committee members. This function includes evaluation of the new candidates, as well as evaluation of qualifications of the current Directors. Our Board has designated Mr. Rumler as the Nominating and Corporate Governance Committee’s Chairman. As noted in his biography above, Mr. Rumler has been our corporate secretary (until October 31, 2014) and one of our Directors since 2007. He became a member of the Nominating and Corporate Governance Committee upon its formation in 2011. For NYSE MKT purposes, Mr. Rumler’s prior service as our corporate secretary may preclude a determination that his status is as an “independent director.” As part of our listing application process with the NYSE MKT, we utilized certain exemptions that permitted Mr. Rumler to serve on such Committee until November 20, 2015 (two years from the date of our listing). That exemption requires us to disclose that our best interests and those of our stockholders require Mr. Rumler’s membership on the Nominating and Corporate Governance Committee. In that context, we believe that his perspective and historical knowledge of our operations and our changing and developing needs in respect of the types of persons whom we believe would be assets on our Board warrant his membership on this Committee during such two-year period. The Nominating and Corporate Governance Committee did not hold any meetings during 2013.

The Nominating and Corporate Governance Committee will consider nominees for Director recommended by our stockholders. A stockholder’s recommendation must be submitted in writing to: Nominating and Corporate Governance Committee, American Eagle Energy Corporation, 2459 W. Main Street, Suite 202, Littleton, Colorado 80120. The recommendation should include the nominee’s name and biography. The Nominating and Corporate Governance Committee may also require a candidate to furnish additional information regarding his or her eligibility and qualifications. The charter of the Nominating and Corporate Governance Committee may be found on our website (www.americaneagleenergy.com).

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Board Leadership Structure

Our Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate. However, Mr. Colby currently serves as our President and Chief Executive Officer and Mr. Findley serves as our Chairman of the Board. Our Board has considered its leadership structure and believes at this time that the Company and its stockholders are best served by having separate individuals in these positions. Our Board expects to review its leadership structure periodically to ensure that it continues to meet our needs.

The Board’s Role in Risk Oversight

Our Board oversees the risk management of the Company. The full Board, as supplemented by the appropriate Board committee in the case of risks that are overseen by a particular committee, reviews information provided by management in order for Our Board to oversee risk identification, risk management, and risk mitigation strategies. Our Board committees assist the full Board’s oversight of our material risks by focusing on risks related to the particular area of concentration of the relevant committee. For example, our Compensation Committee oversees risks related to our executive compensation plans and arrangements; our Audit Committee oversees the financial reporting and control risks; and our Nominating and Corporate Governance Committee oversees risks associated with the independence of our Board and potential conflicts of interest. Each committee reports on these discussions of the applicable relevant risks to our full Board during the committee reports portion of each Board meeting, as appropriate. Our full Board incorporates the insight provided by these reports into its overall risk management analysis.

Code of Ethics

We adopted a Code of Conduct and Ethics that applies to all of our Directors, executive officers, and employees. A copy of our Code of Conduct and Ethics is available on our website (www.americaneagleenergy.com) and is also available free of charge by writing to: Investor Relations, American Eagle Energy Corporation, 2459 W. Main Street, Suite 202, Littleton, Colorado 80120. Our Nominating and Corporate Governance Committee is responsible for the review and oversight of our ethical policies. Our management believes our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely, and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the Code. Any amendment, exception or waiver to the Code of Conduct and Ethics with respect to a Director or an executive officer must be approved by our Board and any amendment, exception, or wavier for other employees must be approved by the Nominating and Corporate Governance Committee. In addition, a description of any exception, amendment, or waiver to the Code of Conduct and Ethics with respect to the Chief Executive Officer, Chief Financial Officer, our principal accounting officer, controller, or persons performing similar functions will be posted on our website within four business days following the date of such exception, amendment, or waiver.

Communication with the Board of Directors

Security holders may send communications to Board by writing to American Eagle Energy Corporation, 2549 West Main Street, Suite 202, Littleton, Colorado 80120, attention: Board of Directors or to any specified Director. Any correspondence received at the foregoing address to the attention of one or more Directors is promptly forwarded to such Director or Directors.

Certain Relationships and Related Transactions

Power Energy Partners Ltd.

The Company is under contract through February 2015 to sell 100% of its oil, gas, and liquids production to Power Energy Partners, Ltd. In January 2014, Power Energy purchased 1,000,000 shares of our common stock at price of $4.00 per share via a private placement. In August 2013, Power Energy purchased an additional 1,250,000 shares of Common Stock at a price of $8.00 per share via a public offering.

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Synergy Resources LLC

In January 2010, AEE Inc. engaged Synergy Resources LLC, a privately-held company (“Synergy”), to provide geological and engineering consulting services. Mr. Findley, who currently serves as a Director of the Company, and Mr. Lantz, who currently serves as Chief Operating Officer of the Company, are each a member of Synergy. We purchased $168,000 of consulting fees from Synergy during each of the years ended December 31, 2013 and 2012. Synergy and we mutually terminated the services agreement as of June 30, 2014.

Paul E. Rumler

We routinely obtain legal services from a firm for which Mr. Rumler, one of our Directors, serves as a principal. Fees paid this firm totaled $36,528 and $23,644 for the years ended December 31, 2013 and 2012, respectively.

Richard Findley

Mr. Findley, our Chairman, owns overriding royalty interests in certain of our operated wells. The overriding royalty interests were obtained prior to the Company’s acquisition of AEE Inc. in December 2011. Revenues paid to Mr. Findley totaled $608,455 and $67,426 for the years ended December 31, 2013 and 2012, respectively.

Thomas G. Lantz

Mr. Lantz, our Chief Operating Officer, owns overriding royalty interests in certain of our operated wells. The overriding royalty interests were obtained prior to the Company’s acquisition of AEE Inc. in December 2011. Revenues paid to Mr. Lantz totaled $540,009 and $51,858 for the years ended December 31, 2013 and 2012, respectively.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information relating to compensation for the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (collectively, the “Named Executive Officers”) for the fiscal years ended December 31, 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bradley M. Colby	2013	252,000	400,000	—	325,650	—	—	—	977,650
President, CEO, and Treasurer	2012	204,000	100,000	—	100,395	—	—	—	404,395
Kirk A. Stingley	2013	165,000	40,000	—	97,695	—	—	—	302,695
Chief Financial Officer	2012	150,000	30,000	—	22,310	—	—	—	202,310
Thomas G. Lantz	2013	252,000	100,000	—	244,238	—	—	—	596,238
Chief Operating Officer	2012	204,000	100,000	—	44,620	—	—	—	348,620

(1)	The amounts reported in the “Option Awards” column of the table above reflect the aggregate dollar amounts recognized for option awards for financial statement reporting purposes with respect to our 2013 and 2012 fiscal years. For a discussion of the assumptions and methodologies used to value the awards reported in table above, please see the discussion of option awards contained in Note 12 (Equity Transactions – Stock Options) to our Consolidated Financial Statements, which is included in Item 8 of our 2013 Annual Report.

Narrative Disclosure to Summary Compensation Table

Overview

The following should be read in conjunction with the information presented in the compensation tables, the footnotes to those tables and the related disclosures appearing elsewhere in this Proxy Statement. The tables and related disclosures contain specific information about the compensation earned or paid during the fiscal years ended December 31, 2013 and 2012 to the Named Executive Officers.

The compensation and benefits payable to the Company’s executive officers are established by the Compensation Committee (the “Committee”) of our Board. For the fiscal year ended December 31, 2013, the Committee consisted of three members: Messrs. Anderson, Calerich, and Rumler (Chairman).

The Committee held 1 meeting during fiscal 2013. Agendas for the meetings were established by the Chairman of the Committee. The Committee generally invites the Company’s Chief Executive Officer to the meetings, and occasionally invites other members of senior management to provide relevant data and information, individual performance assessment and compensation recommendations. In addition, the Committee regularly meets in executive session without management. Because the Committee is satisfied with its experience in the Company’s industry and has reviewed publicly available information regarding the compensation of executives of similar companies in the industry, the Committee has not engaged a corporate compensation consultant.

Compensation Philosophy

The Company’s basic objectives for executive compensation are to recruit and keep top quality executive leadership focused on attaining long-term corporate goals and increasing stockholder value.

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Employment Agreements and Change of Control Agreements

We have entered into written employment agreements with each of Named Executive Officers, the material terms of which are:

Officer	Annual Compensation	Term	Expiration Date
Bradley M. Colby	$350,000	3 Years	04/30/2016
Kirk A. Stingley	$185,000	2 Years	04/30/2015
Thomas G. Lantz	$300,000	3 Years	04/30/2016

In the event that we terminate Mr. Colby’s or Mr. Lantz’s employment “without cause” or such officer terminates his employment “for good reason,” as each such term is defined in his respective employment agreement, then such individual would be entitled to the following benefits: (i) payment of all accrued salary through the date of such termination, payment for all accrued, but unused, vacation, and reimbursement of all business expenses; (ii) upon the signing and delivering to us of a general release of all claims against us, a severance payment equal to one times his then-current annual base salary; and (iii) continuation of group health, vision, and dental benefits in accordance with the relevant benefit plan. If, upon or within 12 months of a “change of control,” as such term is defined in his respective employment agreement, such individual’s employment is terminated “without cause” or “for good reason,” then such individual would be entitled to the following benefits: (i) payment of all accrued salary through the date of such termination, payment for all accrued, but unused, vacation, and reimbursement of all business expenses; (ii) upon the signing and delivering to us of a general release of all claims against us, a severance payment equal to two times his then-current annual base salary; and (iii) continuation of group health, vision, and dental benefits in accordance with the relevant benefit plan. If, within 60 days of a “change of control,” such individual terminates his employment for any reason other than “for good reason,” then such individual would be entitled to the following benefits: (i) payment of all accrued salary through the date of such termination, payment for all accrued, but unused, vacation, and reimbursement of all business expenses; (ii) upon the signing and delivering to us of a general release of all claims against us, a severance payment equal to two times his then-current annual base salary; and (iii) continuation of group health, vision, and dental benefits in accordance with the relevant benefit plan. We may also terminate such officer’s employment “for cause,” as such term is defined in his respective employment agreement. In such event, such individual would be entitled to receive payment of all accrued salary through the date of such termination, payment for all accrued, but unused, vacation, and reimbursement of all business expenses.

In the event that we terminate Mr. Stingley’s employment “without cause” or he terminates his employment “for good reason,” as each such term is defined in his employment agreement, then he would be entitled to the following benefits: (i) payment of all accrued salary through the date of such termination, payment for all accrued, but unused, vacation, and reimbursement of all business expenses; (ii) upon the signing and delivering to us of a general release of all claims against us, a severance payment equal to one-half times his then-current annual base salary; and (iii) continuation of group health, vision, and dental benefits in accordance with the relevant benefit plan. If, upon or within 12 months of a “change of control,” as such term is defined in his respective employment agreement, his employment is terminated “without cause” or “for good reason,” then he would be entitled to the following benefits: (i) payment of all accrued salary through the date of such termination, payment for all accrued, but unused, vacation, and reimbursement of all business expenses; (ii) upon the signing and delivering to us of a general release of all claims against us, a severance payment equal to his then-current annual base salary; and (iii) continuation of group health, vision, and dental benefits in accordance with the relevant benefit plan. If, within 60 days of a “change of control,” he terminates his employment for any reason other than “for good reason,” then he would be entitled to the following benefits: (i) payment of all accrued salary through the date of such termination, payment for all accrued, but unused, vacation, and reimbursement of all business expenses; (ii) upon the signing and delivering to us of a general release of all claims against us, a severance payment equal to one times his then-current annual base salary; and (iii) continuation of group health, vision, and dental benefits in accordance with the relevant benefit plan. We may also terminate his employment “for cause,” as such term is defined in his employment agreement. In such event, he would be entitled to receive payment of all accrued salary through the date of such termination, payment for all accrued, but unused, vacation, and reimbursement of all business expenses.

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Stock Option Grants to Management

During 2012, we granted five-year options to purchase 440,000 shares of Common Stock to members of our management team, directors, employees, and/or key consultants. The per-share exercise prices ranged from $2.88 to $4.72. Fifty percent of the stock options vest on the one-year anniversary of the grant date, with the other fifty percent vesting on the two-year anniversary of the grant date, in each case subject to the grantee’s continued service as a director, officer, employee, or consultant, as applicable, through such dates. The exercise price at which these options were issued was equal to the average closing price of our Common Stock for the five-day period preceding the date of grant.

During 2013, we granted five-year options to purchase 648,125 shares of Common Stock to members of our management team, directors, employees, and/or key consultants. The per-share exercise prices ranged from $2.76 to $9.56. Fifty percent of the stock options vest on the one-year anniversary of the grant date, with the other fifty percent vesting on the two-year anniversary of the grant date, in each case subject to the grantee’s continued service as a director, officer, employee, or consultant, as applicable, through such dates. The exercise price at which these options were issued was equal to the average closing price of Common Stock for the 5-day period preceding the date of grant.

As of December 31, 2013, the following stock options were outstanding and held by the Named Executive Officers:

Outstanding Equity Awards 2013 Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Bradley M. Colby	75,000 (5)	75,000	$8.68	12/12/2018
	56,250 (4)	56,250	$2.96	12/13/2017
	128,195 (1)	128,195	$0.90	10/30/2019
	36,104 (1)(2)	36,104	$2.96	12/30/2015
Kirk A. Stingley	22,500 (5)	22,500	$8.68	12/12/2018
	12,500 (4)	12,500	$2.96	12/13/2017
	37,500 (3)	37,500	$4.72	12/28/2016
Thomas G. Lantz	56,250 (5)	56,250	$8.68	12/12/2018
	56,250 (4)	56,250	$2.96	12/13/2017
	108,312 (2)	108,312	$2.96	12/30/2015

(1)	All options vested 100% and were exercisable immediately upon grant.

(2)	These options were granted by the Company in exchange for options to purchase shares of AEE Inc. common stock that were tendered in connection with the 2011 Merger.

(3)	Fifty percent of the options granted on December 28, 2011 vested on December 28, 2012, and fifty percent of such options vested on December 28, 2013.

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(4)	Fifty percent of the options granted on December 14, 2012 vested on December 14, 2013, and fifty percent of such options vest on December 14, 2014, in each event subject to the grantee’s continued service as a director or officer, as applicable, of the Company through such dates.

(5)	Fifty percent of the options granted on December 13, 2013 vest on December 13, 2014, and fifty percent of such options vest on December 13, 2015, in each event subject to the grantee’s continued service as a director or officer, as applicable, of the Company through such dates.

Director Compensation

During fiscal year 2013, independent Directors were paid $2,000 for each board or committee meeting that they attended in person, and $1,000 for each board or committee meeting in which they participated via telephone. Directors are reimbursed for reasonable travel expenses incurred to participate in such meetings. Additionally, independent Directors were compensated in the amount of $5,000 for each full calendar quarter the independent Director served on our Board and its committees.

Director Compensation for Fiscal Year 2013

The following table sets forth information regarding fiscal year 2013 compensation for each Director other than Mr. Colby, whose compensation is set forth above under the heading “Executive Compensation.”

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
John D. Anderson	$10,000		$162,825				$172,825
Andrew P. Calerich	$11,000		$162,825				$173,825
Richard L. Findley	-		$54,275				$54,275
Paul E. Rumler	$12,000		$162,825				$174,825
James N. Whyte	-		$54,275				$54,275

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the shares of Common Stock beneficially owned or deemed to be beneficially owned as of October 20, 2014 by: (i) each person known to beneficially own more than 5% of our Common Stock, (ii) each of our directors, (iii) the Named Executive Officers, and (iv) all the Directors and executive officers as a group.

Except as indicated by the footnotes below, our management believes, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Exchange Act, and includes shares of our Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of October 20, 2014. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner / Management and Address	Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Beneficially Owned (1)
Bradley M. Colby (2)	932,953	3.04%
Kirk A. Stingley (3)	64,421	*
Thomas G. Lantz (4)	702,252	2.29%
Richard L. Findley (5)	737,379	2.41%
John D. Anderson (6)	284,486	*
Andrew P. Calerich (7)	106,250	*
Paul E. Rumler (8)	141,540	*
James N. Whyte (9)	31,250	*
All directors and executive officers as a group (10)	3,000,531	9.79%
Five Percent Beneficial Owner:
Power Energy Partners LLC (11)	2,250,000	7.39%

* Less than 1%

(1)	The applicable percentage ownership is based on 30,448,714 shares of Common Stock outstanding at October 20, 2014. The number of shares of Common Stock owned are those “beneficially owned” as determined under the rules of the Securities and Exchange Commission, including any shares of Common Stock as to which a person has sole or shared voting or investment power and any shares of Common Stock which the person has the right to acquire within 60 days as of October 20, 2014 through the exercise of any option, warrant or right.

(2)	Includes 629,955 shares owned by Mr. Colby and an aggregate of 44,950 shares owned of record by his spouse and their minor child as to which he disclaims beneficial ownership. Also includes 258,048 shares underlying options that are exercisable within 60 days of October 20, 2014. The business address for this person is 2549 W. Main Street, Suite 202, Littleton, Colorado 80120.

(3)	Includes 3,171 shares owned by Mr. Stingley and 61,250 shares underlying options that are exercisable within 60 days of October 20, 2014. The business address for this person is 2549 W. Main Street, Suite 202, Littleton, Colorado 80120.

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(4)	Includes 540,815 shares owned by Mr. Lantz. Also includes 161,437 shares underlying options that are exercisable within 60 days of October 20, 2014. The business address for this person is 2549 W. Main Street, Suite 202, Littleton, Colorado 80120.

(5)	Includes 574,213 shares held by Golden Vista Energy, LLC (“Golden Vista”). Mr. Findley is the sole member of Golden Vista and beneficially owns all of the shares held by Golden Vista. Also includes 163,166 shares underlying options that are exercisable within 60 days of October 20, 2014. The business address for this person is 27 North 27th Street, Suite 21G, Billings, Montana 59101.

(6)	Includes 202,278 shares owned by Mr. Anderson and 82,208 shares underlying options that are exercisable within 60 days of October 20, 2014. The business address for this person is 52 Powell Street, Suite 200, Vancouver, British Columbia V6A 1E7.

(7)	Includes 25,000 shares owned by Mr. Calerich and 81,250 shares underlying options that are exercisable within 60 days of October 20, 2014. The business address for this person is PO Box 1571, Eastlake, Colorado 80614.

(8)	Includes 47,790 shares owned by Mr. Rumler and 93,750 shares underlying options that are exercisable within 60 days of October 20, 2014. The business address for this person is 1777 South Harrison Street, Suite 1250, Denver, Colorado 80210.

(9)	Includes 31,250 shares underlying options that are exercisable within 60 days of October 20, 2014. The business address for this person is c/o Intrepid Potash, Inc., 707 17th Street, Suite 4200, Denver, Colorado 80202.

(10)	Includes all shares and options referenced in notes 2 through 9. Bruce Poignant, who has been nominated to serve as a member of our Board, does not, as of the Record Date, beneficially own any shares of Common Stock.

(11)	George Archos is the managing member and has voting and dispositive power over these shares. Mr. Archos disclaims beneficial ownership except to the extent of his pecuniary interests therein. The business address for this holder is 484 W. Wood Street, Palatine, Illinois 60067.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires officers, directors, and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2013, or with respect to such fiscal year, all Section 16(a) filing requirements were met.

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PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Hein & Associates LLP (“Hein”) served as independent registered public accounting firm to the Company in 2013 and is expected to be retained to serve in such capacity in 2014. Our Board has directed management to submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Although stockholder ratification of this appointment is neither required by law nor binding on the Audit Committee, the Audit Committee believes that stockholders should be given the opportunity to express their views. If the stockholders do not ratify the appointment of Hein as the Company’s independent auditors, the Audit Committee will consider this vote in determining whether or not to continue the engagement of Hein. Representatives of Hein will attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

Other Independent Registered Accounting Firm Information

Principal Accounting Fees and Services

The aggregate fees billed for professional services by Hein for the years ended December 31, 2013 and 2012 were as follows:

Fee Category	2013	2012
Audit Fees	$317,137	$216,755
Audit-Related Fees	$40,000	$—
Tax Fees	$34,100	$68,071
All Other Fees	$—	$—
Total	$391,237	$284,826

Audit Fees. Audit fees include fees billed in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements, as reported on Form 10-K, Form 10-Q and/or included in other registration statements, and related consents and comfort letters.

Audit-Related Fees. Audit-related fees includes fees billed for assurance and related services related to the performance of the audit or review of the Company’s financial statements, including participation in the Company’s Audit Committee meetings.

Tax Fees. Tax fees include fees associated with the performance of tax compliance services, including the preparation of US Federal, US State and Canadian tax returns, tax advisory services and tax planning services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has sole responsibility, in consultation with management, for approving the terms and fees for the engagement of the independent registered public accounting firm for audits of the Company’s financial statements and internal control over financial reporting. In addition, the Audit Committee has sole responsibility for determining whether and under what circumstances the Company’s independent registered public accounting firm may be engaged to perform audit-related and non-audit services and must pre-approve any audit-related and non-audit services performed by the independent registered public accounting firm consistent with applicable regulations. Under no circumstance is the Company’s independent registered public accounting firm permitted to perform services of the nature described in Section 201 of the Sarbanes-Oxley Act.

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AUDIT COMMITTEE REPORT

The Audit Committee of our Board is composed of three Directors who are independent within the meaning of Section 803A of the NYSE MKT Company Guide and Rule 10A-3 under the Exchange Act. The Audit Committee operates under a written Audit Committee charter adopted and approved by our Board. In accordance with its written charter, the Audit Committee assists our Board in fulfilling its responsibility relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports and other financial information provided by the Company to any governmental body or to the public. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on whether the audited financial statements are in conformity with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed and discussed with the Company’s management and Hein, the Company’s independent registered public accounting firm, the audited financial statements of the Company for the year ended December 31, 2013. The Audit Committee also discussed with Hein the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committee.

The Audit Committee has received and reviewed the written disclosures and the letter from Hein required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein’s communications with the Audit Committee concerning independence and has discussed with Hein their independence.

Based on the review and discussions noted to above, the Audit Committee recommended to our Board that the audited financial statements be included in the Company’s 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Andrew P. Calerich, Chairman

John Anderson

James N. Whyte

18

PROPOSAL THREE:

APPROVAL OF THE AMERICAN EAGLE ENERGY CORPORATION

2013 EQUITY INCENTIVE PLAN

On December 13, 2013, our Board, upon the recommendation of our Compensation Committee, approved the American Eagle Energy Corporation 2013 Equity Incentive Plan (the “2013 Plan”). The Plan will authorize equity and performance-based compensation arrangements that the Company needs to remain competitive with its peers, adapt compensation awards to changes in corporate objectives and the marketplace, effectively attract, motivate, and retain the caliber of employees essential to the Company’s success, and preserve the tax deductibility of performance-based compensation paid to certain executive officers under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Currently, equity awards are granted to key employees and Directors under the American Eagle Energy Corporation 2012 Equity Incentive Plan (the “2012 Plan”) and the 2013 Plan. As of December 13, 2013, all equity awards previously available under the 2012 Plan have been granted. The Company expects that the shares of Common Stock requested under the 2013 Plan will enable the Company to make grants for the next three years before seeking stockholder approval to grant shares of Common Stock.

As of October 20, 2014, the Company had outstanding 774,114 options to purchase Common Stock with a weighted average exercise price of $5.86 and a weighted average remaining term of 3.89 years granted under the 2012 Plan and 247,761 options to purchase Common Stock with a weighted average exercise price of $8.35and a weighted average remaining term of 4.52 years granted under the 2013 Plan.

The 2013 Plan reserves an aggregate of 1,375,000 shares, of which 247,761 are currently reserved and of which 1,127,239 will be available for new awards. Shares subject to awards that are outstanding under the 2012 Plan will not become available for future grants under the 2013 Plan if they are cancelled, forfeited, or expire prior to being exercised. The awards outstanding under the 2012 Plan consist primarily of options that have a weighted average exercise price of $5.42 as of October 20, 2014.

Our Board is seeking stockholder approval of the Plan so that the shares currently reserved for issuance under the Plan may be listed on the NYSE MKT. Pursuant to the rules of the NYSE MKT, the Company may grant options that qualify as incentive stock options under the Code.

We also are seeking stockholder approval of the 2013 Plan so that compensation attributable to grants under the 2013 Plan may qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Code. See “Description of the 2013 Plan – Types of Awards – Performance Awards” herein.

The following summary of the material terms of the 2013 Plan is qualified in its entirety by reference to the full text of the 2013 Plan, a copy of which is attached as Appendix A to this proxy statement.

Description of the 2013 Plan

The purposes of the 2013 Plan are to motivate and reward those employees and other individuals, who are expected to contribute significantly to the success of the Company, to perform at the highest level and to further the best interests of the Company and its stockholders.

The 2013 Plan is an “omnibus” plan that provides for several different kinds of awards, including stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, and other stock-based awards.

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Shares Authorized for Issuance under the 2013 Plan; Share Counting Procedure

A maximum of 5,500,000 shares are proposed to be available for awards.

Shares subject to an award under the 2013 Plan that expires, is canceled, forfeited, or otherwise terminates without delivery of such shares, including (i) the number of shares delivered (or withheld upon settlement) in payment of the exercise price of an award or in payment of tax withholding obligations and (ii) shares subject to an award to the extent that award is settled without the issuance of shares, will be added back to the total shares available under the 2013 Plan.

Limitations on Individual Awards

With respect to any award intended to be Section 162(m) compensation, the 2013 Plan contains the following limitations on the amount that may be awarded to any participant in any calendar year, subject to any adjustments as provided in the 2013 Plan:

•	The maximum number of shares underlying options and SARs is 250,000.

•	The maximum number of shares underlying performance awards is 250,000.

•	The maximum dollar amount of cash-based awards is $500,000.

Eligible Participants

All of our employees and Directors are eligible to receive awards under the 2013 Plan. Consultants who provide bona fide services to us also are eligible to participate in the 2013 Plan, provided that the consultants’ services are not in connection with the offer and sale of our securities in a capital-raising transaction and the consultants do not directly or indirectly promote or maintain a market in our securities. Incentive stock options may only be granted to our employees and employees of our parent or a subsidiary (as defined in the 2013 Plan). Holders of equity-based awards granted by an entity acquired by the Company or with which the Company combines are eligible for grants of “substitute awards” (as defined in the 2013 Plan) to the extent permitted under applicable listing standards of any stock exchange on which the Company is listed.

Administration

The 2013 Plan will be administered by the Compensation Committee, or in our Board’s sole discretion, by our Board. The Compensation Committee has the authority, among other things, to designate participants, determine the type or types of awards to be granted, to determine the number of shares subject to each award, to determine the terms and conditions of any award and to interpret and administer the 2013 Plan and any instrument or agreement relating thereto. The Compensation Committee may delegate day-to-day administration of the 2013 Plan to a committee or committees of one or more members of the Committee or to our Board.

Term

The 2013 Plan was effective upon approval by our Board, and will terminate ten years after such approval, or on December 13, 2023.

Types of Awards

Stock Options

The 2013 Plan authorizes the grant of stock options, which may be either incentive stock options within the meaning of Section 422 of the Code, which are eligible for special tax treatment, or nonqualified stock options. The aggregate fair market value of shares, determined as of the date of grant, for which any employee may be granted incentive stock options that are exercisable for the first time in any calendar year may not exceed $100,000. To the extent that an incentive stock option exceeds the $100,000 threshold, or otherwise does not comply with the applicable conditions of Section 422 of the Code, the stock option will be treated as a non-qualified stock option.

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The term of a stock option granted under the 2013 Plan cannot be longer than 10 years from the date of grant, and the exercise price per share underlying the option may not be less than the fair market value of a share of Common Stock on the date of grant. The Compensation Committee will determine the acceptable forms of consideration for exercise of the option, which may include (i) cash or check, or a combination thereof, or broker-assisted cashless exercise or (ii) to the extent expressly permitted by the Compensation Committee, (a) other shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised or (b) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws. Re-pricing of options (i.e., reducing the exercise price or cancelling an option in exchange for cash, another award, or an option with a lower exercise price) is not permitted under the 2013 Plan without approval of our stockholders.

Stock Appreciation Rights

The 2013 Plan authorizes the grant of SARs to participants. The term of an SAR under the 2013 Plan cannot be longer than 10 years from the date of grant, and the exercise or hurdle price per share under an SAR, except in the case of a substitute award, shall not be less than the fair market value of a share on the grant date of such SAR. The Compensation Committee shall determine the time or times at which an SAR may be exercised or settled in whole or in part. The Compensation Committee may specify in an award agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date. Re-pricing of SARs is not permitted under the 2013 Plan without approval of our stockholders.

Restricted Stock and Restricted Stock Units

Under the 2013 Plan, the Compensation Committee may grant participants awards of restricted stock and restricted stock units that will be subject to such restrictions as the Compensation Committee may impose (including any limitation on the right to vote a share of restricted stock or the right to receive any dividend, dividend equivalent, or other right). The award agreement will specify the vesting schedule and, with respect to restricted stock units, the delivery schedule. Any share of restricted stock granted under the 2013 Plan may be evidenced in such manner as the Compensation Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. Any such certificate shall be registered in the name of the participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock.

Performance Awards

The Compensation Committee may grant participants performance awards, which may be denominated as a cash amount, number of shares, or a combination thereof and are awards that may be earned upon achievement or satisfaction of performance conditions specified by the Compensation Committee. The Compensation Committee may specify that any other award shall constitute a performance award by conditioning the right of a participant to exercise the award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as determined by the Committee.

If the Compensation Committee intends that a performance award should constitute Section 162(m) compensation, such performance award shall include a pre-established formula, such that payment, retention, or vesting of the award is subject to the achievement during a performance period or periods, as determined by the Compensation Committee, of one or more levels of performance measures. Performance measures may be established on an absolute or relative basis, and may be established on a Company-wide basis or with respect to one or more business units, divisions, subsidiaries, or business segments. Relative performance may be measured against a group of peer companies, a financial market index, or other acceptable objective and quantifiable indices.

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The award agreement may provide that the Compensation Committee has discretion to modify performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable. The Compensation Committee may impose such other restrictions on awards as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for Section 162(m) compensation.

Performance Awards shall be settled in cash, shares, other awards, other property, net settlement, or any combination thereof, in the discretion of the Committee and only after the end of the relevant performance period. The Compensation Committee shall specify the circumstances in which, and the extent to which, Performance Awards shall be paid or forfeited in the event of termination of employment, service or board membership.

Other Stock-Based Awards

The Compensation Committee may grant participants stock awards, which may be denominated or payable in shares or factors that may influence the value of shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value, and payment contingent upon performance measures or any other factors designated by the Compensation Committee. The Compensation Committee shall determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including cash, shares, other awards, other property, or any combination thereof, as the Compensation Committee shall determine. Cash awards, as an element of or supplement to any other award under the 2013 Plan, may also be granted.

Automatic Grants to Outside Directors

Our Board or a committee thereof may institute, by resolution, automatic award grants to new and continuing members of our Board. Our Board or its committee may, in their sole discretion, determine the number and type of such awards and the terms, conditions, and criteria of the awards, if any.

Transferability

Unless determined otherwise by the Compensation Committee, awards are not transferable, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the award agreement, the participant may transfer an award, other than an incentive stock option, during the participant’s lifetime to one or more members of the participant’s family, to one or more trusts for the benefit of one or more of the participant’s family, to a partnership or partnerships of members of the participant’s family, or to a charitable organization as defined in Section 501(c)(3) of the Code, but only if the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any award. The transferee of an award will be subject to all restrictions, terms, and conditions applicable to the award prior to its transfer, except that the award will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

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Termination of Board Membership or Employment

The Compensation Committee may specify the effect of termination of service as a director or termination of employment on an award at the time of grant, subject to the administrator’s right to modify the award terms after the date of grant in accordance with the terms of the 2013 Plan. In the absence of such specification, the following provisions apply to stock options and SARs.

•	Vested stock options and SARs held by a participant whose employment is terminated due to the participant’s disability (as defined in the 2013 Plan) will remain exercisable for the lesser of one year from the termination or the remaining term of the option.

•	Vested stock options and SARs held by a participant whose employment is terminated due to the participant’s death (a) during the term of the option and while employed or (b) within one year after termination will remain exercisable by the participant’s estate or beneficiary for the lesser of six months from the date of death or the remaining term of the option.

•	Vested stock options and SARs held by a participant, whose employment is terminated for any other reason, will remain exercisable for the lesser of three months from the date of death or the remaining term of the option.

•	Unvested stock options and SARs shall terminate immediately upon termination of employment.

Change of Control

In the event of a change of control of the Company (as defined in the 2013 Plan), the Compensation Committee may provide for accelerated vesting of an award upon or as a result of specified events following a change of control, either in an award agreement or in connection with the change of control. In the event of a change of control, the Compensation Committee may cause any award (i) to be canceled in consideration of a payment in cash or other consideration to the participant in an amount per share equal to the excess, if any, of the price or implied price per share in a change of control over the per share exercise or purchase price of such award, which may be paid immediately or over the vesting schedule of the award or (ii) to be assumed or substituted by the successor to the Company. If the award is not assumed or substituted, the award shall become fully vested immediately prior to the change of control and shall thereafter terminate.

Amendment and Termination of 2013 Plan

Our Board may at any time amend, alter, suspend, discontinue, or terminate the 2013 Plan or any award made under the plan, subject to approval by our stockholders to the extent required by applicable law or the consent of the affected participant, if such action would materially adversely affect his or her rights. Unless approved by our stockholders, the Compensation Committee may not reduce the minimum exercise price for stock options or SARs, or reprice (i.e., reduce the exercise price or cancel in exchange for cash, another award, or an option or SAR with a lower exercise price) outstanding stock options or SARs. As noted above, an amendment to an award under the 2013 Plan may not, without the written agreement of the participant, materially impair the award.

Grants Under the Plan

As of the date of this Proxy Statement, 247,761 stock options have been granted under the 2013 Plan. Grants under the 2013 Plan are discretionary, so it is not possible to predict the number of shares of Common Stock that will be awarded or who will receive awards under the 2013 Plan. The closing price of a share of our Common Stock on the NYSE MKT on October 20, 2014 was $2.40.

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Tax Matters

The following is a general summary of the United States federal income tax consequences to us and participants in the 2013 Plan. The following is only a general description intended for the information of stockholders and not as tax guidance for participants as consequences may vary depending on the types of awards granted, the identity of the participants and the method of payment or settlement. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. In addition, this summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

Incentive Stock Options

A participant will not recognize income upon the grant of an incentive stock option. A participant will recognize income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gains and we will not be entitled to a tax deduction (although, for alternative minimum tax purposes, a participant must include the excess of the fair market value of the stock over the exercise price in alternative minimum taxable income for the year of exercise). If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a “disqualifying disposition” and will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price; we will be entitled to a tax deduction equal to that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gains, depending upon the length of time a participant holds shares prior to the disposition.

Nonqualified Stock Options

A participant will not recognize income upon the grant of a nonqualified stock option. A participant will recognize income upon the exercise of a nonqualified stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have short-term or long-term capital gains or losses, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised.

SARs

The grant of a SAR will not result in any tax consequences for the participant or us. A participant generally will recognize ordinary income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received less the exercise price, and we will be entitled to a tax deduction in that amount. Upon the sale of any stock received, the participant will have short-term or long-term capital gains or losses, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised.

Stock Awards and Other Stock-Based Awards

As a general rule, a participant will recognize ordinary income at the time of delivery of shares of Common Stock or payment of cash under the 2013 Plan. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable when the shares are sold as long-term or short-term capital gains, depending on the length of time the participant held the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant. However, if shares of Common Stock, when delivered, are subject to substantial risk of forfeiture by reason of any employment or performance related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the participant makes a special election to accelerate taxation under Section 83(b) of the Code.

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Code Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of its other four most highly paid executive officers (not including the chief financial officer). Performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). Stock options and SARs granted under the 2013 Plan are intended to qualify as “qualified performance-based compensation.” Other awards will be “qualified performance-based compensation” if they are so designated and if their grant, vesting, or settlement is subject to the performance criteria set forth in the 2013 Plan. Stock awards and other stock-based awards that vest solely upon the passage of time do not qualify as “qualified performance-based compensation.”

Code Section 409A

To the extent that any award under the 2013 Plan is or may be considered to constitute deferred compensation subject to Code Section 409A, the Company intends that the terms and administration of such award shall comply with the provisions of such section, applicable Internal Revenue Service guidance and good faith reasonable interpretations thereof.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

THE BOARD RECOMMENDS THAT YOU FOR “FOR” APPROVAL OF THE AMERICAN EAGLE ENERGY CORPORATION 2013 EQUITY INCENTIVE PLAN.

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SUBMISSION OF STOCKHOLDER PROPOSALS

The Company must receive by June 15, 2015 any proposal of a stockholder intended to be presented at the 2015 Annual Meeting of Stockholders of the Company (the “2015 Meeting”) and to be included in the Company’s proxy card, notice of meeting, and proxy statement related to the 2015 Meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals must be addressed to American Eagle Energy Corporation, 2549 W. Main Street, Suite 202, Littleton, Colorado 80120, and should be submitted to the attention of Laura Peterson by certified mail, return receipt requested. Proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act (“Non-Rule 14a-8 Proposals”) in connection with the 2015 Meeting must be received by the Company by August 17, 2015 or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. The Company’s proxy related to the 2015 Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after August 18, 2015.

PROXY SOLICITATION AND COSTS

The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the Directors, officers, and employees of the Company by personal interview or telephone. Such Directors, officers, and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection with such solicitation.

STOCKHOLDERS SHARING THE SAME ADDRESS

Under rules of the Securities and Exchange Commission, to minimize mailing costs we are permitted to send a single set of annual reports and proxy statements to any household at which two or more stockholders reside if they appear to be members of the same family. A number of brokerage firms have also instituted this practice with respect to the delivery of documents to stockholders residing at the same address. With this practice, however, each stockholder continues to receive a separate proxy card for voting. Any stockholder affected by this practice who desires to receive multiple copies of annual reports and proxy statements in the future should call Investor Relations at 303-798-5235.

OTHER MATTERS

The Directors know of no other matters which are likely to be brought before the Annual Meeting. The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. Therefore, the enclosed proxy card grants to the persons named in the proxy card the authority to vote in their best judgment regarding all other matters properly raised at the Annual Meeting.

By Order of the Board of Directors

/s/ Laura Peterson

Laura Peterson

Secretary

November 5, 2014

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IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IN ADDITION, REGISTERED STOCKHOLDERS CAN CAST THEIR VOTE ELECTRONICALLY AT HTTP://WWW.HIVEDMS.COM/AEE

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Appendix A

AMERICAN EAGLE ENERGY CORPORATION

2013 EQUITY INCENTIVE PLAN

SECTION 1. Purpose. The purposes of the American Eagle Energy Corporation 2013 Equity Incentive Plan (the “Plan”) are to motivate and reward those employees and other individuals, who are expected to contribute significantly to the success of American Eagle Energy Corporation (the “Company”) and its Affiliates, to perform at the highest level and to further the best interests of the Company and its stockholders.

SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b) “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Award, or Other Stock-Based Award granted under the Plan, including a Substitute Award.

(c) “Award Agreement” means any agreement, contract, or other instrument or document, which may be in electronic format, evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(d) “Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

(e) “Beneficiary” means a person named by a Participant to be entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of such Participant’s death. If no such person is named by a Participant, or if no Beneficiary designated by such Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at such Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.

(f) “Board” means the board of directors of the Company.

(g) “Change of Control” means the occurrence of any one or more of the following events (unless otherwise specified in an Award Agreement that is subject to Section 409A of the Code):

(i) any Person (other than the Company, any trustee, or other fiduciary holding securities under any employee benefit plan of the Company or any entity owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, or options or otherwise, without regard to the 60-day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, representing 35% or more of the combined voting power of the Company’s then-outstanding securities;

(ii) during any twelve-month period, a majority of the members of the Board is replaced by individuals, who were not members of the Board at the Effective Date and whose election by the Board or nomination for election by the Company’s stockholders was not approved by a vote of at least a majority of the directors then still in office, who either were directors at the Effective Date or whose election or nomination for election was previously so approved;

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(iii) the consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) 35% or more of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation; or

(iv) the consummation of a sale or disposition of all or substantially all of the assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations, and guidance thereunder. Any reference to a provision in the Code shall include any successor provision thereto.

(i) “Consultant” means any person, including an advisor, who is providing consulting or advisory services to the Company or any Affiliate.

(j) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service Status shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates, or their respective successors. A change in status from an Employee to a Consultant (or Director), from a Consultant to an Employee (or Director) or from Director to a Consultant (or Employee) will not constitute an interruption of Continuous Service Status.

(k) “Director” means any member of the Board.

(l) “Disability” means, with respect to any Participant, “disability” as defined in such Participant’s Employment Agreement, if any, or if not so defined, except as otherwise provided in such Participant’s Award Agreement, at any time that the Company or any Affiliate sponsors a long-term disability plan that covers such Participant, “disability” as defined in such plan for the purpose of determining such Participant’s eligibility for benefits; provided that, if such plan contains multiple definitions of disability, then “Disability” shall refer to that definition of disability, which, if Participant qualified for such benefits, would provide coverage for the longest period. The determination of whether Participant has a Disability shall be made by the person or persons required to make final disability determinations under such plan. At any time that a Participant is not a party to an Employment Agreement and the Company and its Affiliates do not sponsor a long-term disability plan that covers such Participant, Disability shall mean Participant’s physical or mental incapacity that renders him or her unable for a period of 90 consecutive days or an aggregate of 120 days in any consecutive 12-month period to perform his or her duties to the Company or any Affiliate. With respect to any Incentive Stock Option, “Disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.

(m) “Effective Date” means the date as of which this Plan is adopted by the Board.

(n) “Employee” means any person employed by the Company or any Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Committee in its sole and absolute discretion, subject to any requirements of the Code or applicable laws.

(o) “Employment Agreement” means any employment, severance, consulting, or similar agreement between the Company or any of its Affiliates and a Participant.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations, and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.

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(q) “Fair Market Value” means, with respect to Shares, the closing price of a Share on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal stock market or exchange on which the Shares are quoted or traded, or if Shares are not so quoted or traded, fair market value as determined by the Committee, and, with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(r) “Incentive Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that meets the requirements of Section 422 of the Code.

(s) “Non-Employee Director” mans a Director who is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act.

(t) “Nonqualified Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that is not an Incentive Stock Option. Awards of Options may include the right to receive dividend equivalent payments with respect to vested Options and payments contingent on vesting with respect to unvested Options.

(u) “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(v) “Other Stock-Based Award” means an Award granted pursuant to Section 10.

(w) “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code of Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

(x) “Participant” means the recipient of an Award granted under the Plan.

(y) “Performance Award” means an Award granted pursuant to Section 9.

(z) “Performance Measure” means one of the following performance measures with respect to the Company: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of stock price; market share; gross profits; earnings or loss (including earnings or loss before taxes, before interest and taxes, or before earnings before interest, taxes, depreciation, and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash-flow or cash-flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash-flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory, and accounts receivable; operating margin; gross margin; cash margin; year-end cash; debt reduction; stockholder equity; operating efficiencies; market share; employee satisfaction; exploration, research, and development achievements; exploration, research and development costs; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections; financial ratios, including those measuring liquidity, activity, profitability, or leverage; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; sales or licenses of the Company’s assets, whether in a particular jurisdiction, territory, or globally or through partnering transactions); implementation, completion, or attainment of measurable objectives with respect to research, development, drilling, production volume levels, acquisitions, and divestitures; reserve additions; reserve value or reserve value per share; factoring transactions; and recruiting and maintaining personnel.

(aa) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

(bb) “Restricted Stock” means any Shares granted pursuant to Section 8.

(cc) “Restricted Stock Unit” means a contractual right granted pursuant to Section 8 that is denominated in Shares. Each Restricted Stock Unit represents a right to receive the value of one Share (or a percentage of such value) in cash, Shares, or a combination thereof. Awards of Restricted Stock Units may include the right to receive dividend equivalents.

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(dd) “SAR” means any right granted pursuant to Section 7 to receive, upon exercise by a Participant or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise or hurdle price of the right on the date of grant, or, if granted in connection with an Option, on the date of grant of the Option.

(ee) “Section 162(m) Compensation” means “qualified performance-based compensation” under Section 162(m) of the Code.

(ff) “Shares” means shares of the Company’s common stock, par value $0.001 per share.

(gg) “Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by an entity acquired by the Company or with which the Company combines.

SECTION 3. Eligibility.

(a) Awards may be granted to Employees, Consultants, and Directors.

(b) Holders of equity-based awards granted by an entity acquired by the Company or with which the Company combines are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable listing standards of any stock exchange on which the Company is listed.

SECTION 4. Administration.

(a) Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board (the “Committee”), or in the Board’s sole discretion, by the Board. All decisions of the Committee shall be final, conclusive, and binding upon all parties, including the Company, its stockholders, and Participants and any Beneficiaries thereof. The Committee shall issue rules and regulations for administration of the Plan.

(b) Delegation. The Committee, or if Board has not established the Committee, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Committee or the Board, as applicable, and the term “Committee” shall apply to any person or persons whom such authority has been delegated. The Committee shall have the authority to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan as may be adopted from time to time by the Board. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act by the unanimous vote or by unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board.

(c) Composition of Committee. To the extent necessary or desirable to comply with applicable regulatory regimes, including, without limitation, Section 162(m) of the Code, any action by the Board or the Committee, as applicable, shall require the approval of the Directors or Committee members, as applicable, who are (i) independent, within the meaning of and to the extent required by applicable rulings and interpretations of the applicable stock market or exchange on which the Shares are quoted or traded; (ii) Non-Employee Directors; and (iii) Outside Directors. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Options and SARs, except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Exchange Act.

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(d) Authority of the Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances a tax withholding obligation may be satisfied in cash, Shares, other Awards, or other property; (vii) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend, or waive such rules, and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(e) Dodd-Frank Clawback. The Committee shall full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder. Without limiting the foregoing, the Committee may provide in Award Agreements that, in the event of a financial restatement that reduces the amount of previously awarded incentive compensation that would not have been earned had results been properly reported, outstanding Awards will be cancelled and the Company may clawback (i.e., recapture) realized Option/SAR gains and realized value for vested Restricted Stock or Restricted Stock Units or earned Performance Awards.

(f) Restrictive Covenants. The Committee may impose restrictions on any Award with respect to non-competition, confidentiality, and other restrictive covenants as it deems necessary or appropriate in its sole discretion.

SECTION 5. Shares Available for Awards.

(a) Subject to adjustment as provided in Section 5(d) and except for Substitute Awards, the maximum number of Shares available for issuance under the Plan shall not exceed in the aggregate 5,500,000 shares of Common Stock.

(b) Any Shares subject to an Award (other than a Substitute Award), that expires, is canceled, forfeited, or otherwise terminates without the delivery of such Shares, including (i) the number of Shares surrendered or withheld in payment of any grant, purchase, exercise, or hurdle price of an Award or taxes related to an Award (other than Shares already issued and surrendered for payment of taxes) and (ii) any Shares subject to an Award to the extent that Award is settled without the issuance of Shares, shall again be, or shall become, available for issuance under the Plan.

(c) In the event that, as a result of any dividend or other distribution (whether in the form of cash, Shares, or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall adjust equitably any or all of:

(i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards, including the aggregate limits specified in Section 5(a) and the individual limits specified in Section 5(f);

(ii) the number and type of Shares (or other securities) subject to outstanding Awards;

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(iii) the grant, purchase, exercise, or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

(iv) Performance Measures set forth in any Performance Awards that are based on, derived from, or related to Share value;

provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(d) With respect to any Award intended to be Section 162(m) Compensation, the following limits shall apply to the amount that may be awarded to any Participant during any calendar year, subject to adjustment as provided in Section 5(c): (A) Options and SARs that relate to no more than 250,000 Shares; (B) Performance Awards that relate to no more than 250,000 Shares; and (C) cash-based Awards that relate to no more than $500,000.

SECTION 6. Options. The Committee may grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) The exercise price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

(b) The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option; provided that the Committee may (but shall not be required to) provide in an Award Agreement for an extension of such 10-year term in the event the exercise of the Option would be prohibited by law on the expiration date.

(c) The Committee shall determine the time or times at which an Option become vested and exercisable in whole or in part. The Committee may specify in an Award Agreement that an “in-the-money” Option shall be automatically exercised on its expiration date.

(d) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee. Such consideration, to the extent permitted by applicable laws, may consist of one or a combination of: (i) cash or check or combination thereof or broker-assisted cashless exercise or (ii) to the extent expressly permitted by the Committee, (A) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised or (B) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

(e) The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or of a parent or subsidiary corporation (as defined in Section 424(a) of the Code). Notwithstanding any designation as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s incentive stock options that become exercisable for the first time during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of the foregoing, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant. No Incentive Stock Options may be issued more than ten years following the earlier of (i) the date of adoption or (ii) the most recent date of approval of this Plan by the Company’s stockholders.

(f) Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the following provisions shall be applicable upon termination of a Participant’s Continuous Service Status:

(i) If termination of the Participant’s Continuous Service Status is as a result of the Participant’s Disability, the Participant may exercise the Option at any time within twelve months following the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), but only to the extent the Option was vested and exercisable as of the date of termination of Continuous Service Status, after which time the Option shall terminate.

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(ii) If a Participant dies (a) during the term of the Option and while in Continuous Service Status or (b) within twelve months after termination of Continuous Service Status, the Option may be exercised at any time within six months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested and exercisable as of the termination of Continuous Service Status, after which time the Option shall terminate.

(iii) If a Participant’s Continuous Service Status terminates for any other reason, the Participant may exercise his or her Option at any time within three months after such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), but only to the extent that the Option was vested and exercisable at the date of such termination.

(iv) To the extent that a Participant’s Option was not vested and exercisable at the date of termination of the Participant’s Continuous Service Status, the Option shall terminate immediately upon such termination of Continuous Service Status.

SECTION 7. Stock Appreciation Rights. The Committee may grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) The exercise or hurdle price per Share under a SAR shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR.

(b) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(c) The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 6(f) above with respect to exercise of an Award following termination of Continuous Service Status shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.

SECTION 8. Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) The Award Agreement shall specify the vesting schedule and, with respect to Restricted Stock Units, the delivery schedule (which may include deferred delivery later than the vesting date).

(b) Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend, dividend equivalent, or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(c) Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

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SECTION 9. Performance Awards. The Committee may grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) Performance Awards may be denominated as a cash amount, number of Shares, or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

(b) If the Committee intends that a Performance Award should constitute Section 162(m) Compensation, such Performance Award shall include a pre-established formula, such that payment, retention, or vesting of the Award is subject to the achievement during a Performance Period or Performance Periods, as determined by the Committee, of a level or levels of, or increases in, in each case as determined by the Committee, one or more Performance Measures. Performance Measures may be established on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, or business segments. Relative performance may be measured against a group of peer companies, a financial market index, or other acceptable objective and quantifiable indices. The Award Agreement may provide that if the Committee determines that a change in the business, operations, corporate structure, or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives, or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable. Performance Measures may vary from Performance Award to Performance Award, respectively, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 9(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Section 162(m) Compensation. Notwithstanding any provision of the Plan to the contrary, with respect to any Award intended to be Section 162(m) Compensation, the Committee shall not be authorized to increase the amount payable under any Award to which this Section 9(b) applies upon attainment of such pre-established formula, except as provided in Section 5(c)(iv).

(c) Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement, or any combination thereof, in the discretion of the Committee. The Committee shall specify the circumstances in which, and the extent to which, Performance Awards shall be paid or forfeited in the event of termination of a Continuous Service Status.

(d) Performance Awards will be settled only after the end of the relevant Performance Period. Any settlement that changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as Section 162(m) Compensation.

SECTION 10. Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, or any combination thereof, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10.

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SECTION 11. Automatic Grants to Outside Directors. The Board or a committee thereof may institute, by resolution, automatic Award grants to new and to continuing members of the Board, with the number and type of such Awards, with such terms and conditions, and based upon such criteria, if any, as is determined by the Board or its committee, in their sole discretion.

SECTION 12. Effect of a Change of Control on Awards.

(a) The Committee may (but shall not be required to) provide for accelerated vesting of an Award upon, or as a result of specified events following, a Change of Control, either in an Award Agreement or in connection with the Change of Control.

(b) In the event of a Change of Control, the Committee may cause any Award:

(i) to be canceled in consideration of a payment in cash or other consideration to such Participant who holds such Award in an amount per share equal to the excess, if any, of the price or implied price per Share in a Change in Control over the per Share exercise or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; or

(ii) to be assumed or a substantially equivalent Award shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right (or agree to cashout the Award as provided in clause (i)), in which case such Award shall become fully vested immediately prior to the Change of Control and shall thereafter terminate. An Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change of Control, as the case may be, each holder of an Award would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash, or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the award at such time; provided that, if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Committee may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the assumed award to be solely common stock of the Successor Corporation.

SECTION 13. General Provisions Applicable to Awards.

(a) Awards shall be granted for such cash or other consideration, if any, as the Committee determines; provided that, in no event, shall Awards be issued for less than such minimal consideration as may be required by applicable law.

(b) Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c) Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise, or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion, whether at the time of grant, at the time of exercise or settlement or otherwise, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

(d) Except as may be permitted by the Committee (except with respect to Incentive Stock Options) or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or pursuant to Section 13(e) and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by such Participant or, if permissible under applicable law, by such Participant’s guardian or legal representative. The provisions of this Section 13(d) shall not preclude forfeiture of an Award in accordance with the terms thereof.

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(e) A Participant may designate a Beneficiary or change a previous Beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose.

(f) All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded, or listed, and any applicable securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 14. Amendments and Termination.

(a) Amendment of Plan. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation, or termination shall be made without (i) stockholder approval if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance, or termination is made to cause the Plan to comply with applicable law, stock market, or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards in accordance with Section 4(d) of the Plan. Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan, or create sub-plans, in such manner as may be necessary for the purpose of qualifying for preferred tax treatment under non-U.S. tax laws or complying with local rules and regulations. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.

(c) Terms of Awards. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations, or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards in accordance with Section 4(d) of the Plan.

(d) No Repricing. Notwithstanding the foregoing, except as provided in Section 5(d), no amendment to the terms of outstanding Options or SARs that reduces the exercise or hurdle price of such Options or SARs and no cancellation of any outstanding options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs shall be made without approval of the Company’s stockholders.

SECTION 15. Miscellaneous.

(a) No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants, or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

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(b) The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Award Agreement.

(c) Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by such Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes; provided that, if the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Company shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(e) If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person, or Award and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

(f) Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(g) No fractional Shares shall be issued or delivered pursuant to the Plan or any Award and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(h) Non-Transferability of Awards. No Award shall be transferable by any Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the Award Agreement, the Participant may transfer the Award, other than an Incentive Stock Option, during the Participant’s lifetime to one or more members of the Participant’s family, to one or more trusts for the benefit of one or more of the Participant’s family, to a partnership or partnerships of members of the Participant’s family, or to a charitable organization as defined in Section 501(c)(3) of the Code, but only if the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Award. The transferee of an Award will be subject to all restrictions, terms, and conditions applicable to the Award prior to its transfer, except that the Award will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

SECTION 16. Effective Date of the Plan. The Plan shall be effective as of the Effective Date.

SECTION 17. Term of the Plan. No Award shall be granted under the Plan after the earliest to occur of (i) the tenth year anniversary of the Effective Date; provided that, to the extent permitted by the listing rules of any stock exchange on which a class or series of equity or debt of the Company is listed, such ten-year term may be extended indefinitely so long as the maximum number of Shares available for issuance under the Plan have not been issued; (ii) the maximum number of Shares available for issuance under the Plan have been issued; or (iii) the Board terminates the Plan in accordance with Section 14(a). However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

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SECTION 18. Section 409A of the Code. With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code and the regulations thereunder (“Section 409A”); the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A; and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term, or condition will be interpreted and deemed amended so as to avoid this conflict. Notwithstanding anything else in the Plan, if the Board determines a Participant to be one of the Company’s “specified employees” under Section 409A(2)(B)(i) of the Code at the time of such Participant’s separation from service (as defined in Section 409A(2)(A)(i)) in accordance with the identification date specified in Section 1.409A-1(d)(i)(4) of the Treasury Regulations and the amount hereunder is “deferred compensation” subject to Section 409A, then any distribution that otherwise would be made to such Participant with respect to this Award as a result of such termination shall not be made until the date that is six months after such separation from service or , if earlier, the date of the death of the Participant.

SECTION 19. Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL

STOCKHOLDERS MEETING ON DECEMBER 5, 2014

The undersigned hereby constitutes and appoints Bradley M. Colby and Paul E. Rumler, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of American Eagle Energy Corporation to be held at the Company’s offices located at 2549 W. Main Street, Suite 202, Littleton, Colorado 80120, on Friday, December 5, 2014, at 10 a.m. Mountain Standard Time, and at any adjournments or postponements thereof, as follows and in accordance with their judgment upon any other matters coming before said meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, AND SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF DIRECTIONS ARE NOT INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

YOUR VOTE IS IMPORTANT.

SEE REVERSE SIDE	(change of address)

PLEASE MARK, DATE AND SIGN THIS PROXY AND
RETURN IT IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

FOLD AND DETACH HERE

AMERICAN EAGLE ENERGY CORPORATION

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.	Election of Directors—	For	Withhold	For All
	Nominees:	All	All	Except
	John Anderson	☐	☐	☐
	Bradley M. Colby			☐
	Richard Findley			☐
	Paul E. Rumler			☐
	James N. Whyte			☐
	Bruce Poignant			☐

		For	Against	Abstain

2.	Ratification of the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm	☐	☐	☐

3.	Approval of the American Eagle Energy Corporation 2013 Equity Incentive Plan	☐	☐	☐

	To attend meeting, mark the box.	☐
	To change your address, mark the box.	☐

Dated:

Signature(s):

	NOTE:	Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

YOUR VOTE IS IMPORTANT

PLEASE MARK, DATE, AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.